EMPLOYMENT AGREEMENT

     This Employment Agreement ("AGREEMENT") is effective as of the Closing Date of the Stock Purchase Agreement ("PURCHASE AGREEMENT") among Paramount Dental Plan, Inc., a Florida corporation ("PARAMOUNT"), SafeGuard Health Enterprises, Inc., a Delaware corporation ("SAFEGUARD"), and Nicholas M. Kavouklis, DMD ("EMPLOYEE") which date shall be inserted into this Agreement at the end hereof (the "EFFECTIVE DATE"). Capitalized terms not otherwise defined in this Agreement correspond to the defined terms in the Purchase Agreement.

     SafeGuard desires the benefits of Employee's knowledge and experience as a full-time employee of SafeGuard. Employee desires to be employed full time by SafeGuard. SafeGuard and Employee desire to enter into an agreement reflecting the terms under which SafeGuard will employ Employee as President and a Director of SafeGuard Health Plans, Inc., a Florida corporation and a wholly-owned subsidiary of SafeGuard ("SAFEGUARD FLORIDA") responsible for the Florida Market, as defined in Section 3.2. Therefore, SafeGuard and Employee agree to
                         -----------
the  following  terms  and  conditions:

1. EMPLOYMENT SERVICES AND DUTIES. SafeGuard agrees to employ and retain the full-time services of Employee and Employee hereby agrees to accept full-time employment with SafeGuard as President of SafeGuard Florida under the terms of this Agreement. Employee will also serve as a Director of SafeGuard Florida. Employee agrees to faithfully perform his duties as President and a Director of SafeGuard Florida, to the best of his ability and in the best interests of SafeGuard Florida. Employee's duties and responsibilities shall be commensurate with those customarily associated with the other vice presidents of SafeGuard responsible for its other target markets.

2. TERM OF EMPLOYMENT. The term of this Agreement shall commence on the Effective Date and shall continue until the earlier of the third anniversary of the Effective Date, the date of Employee's death or Permanent Disability (as defined in Section 6.2.3), or the date of termination pursuant to Section 6 or
             -------------                                          --------
7.
-

3. COMPENSATION TERMS. SafeGuard agrees to compensate Employee for his services rendered under this Agreement as follows:

     3.1     Base Salary.  As of the Effective Date and for the remainder of the
             ------------
term of employment, Employee shall receive a base salary of Two Hundred Thirty Thousand Dollars ($230,000) per year, payable in equal periodic installments in accordance with SafeGuard's normal payroll policy (the "BASE SALARY").

     3.2     Florida  Market.  For  purposes  of  this  Agreement,  the "Florida
             ----------------
Market" means the members of any of SafeGuard's dental HMO subsidiaries, including Paramount, that are enrolled with a general dentist located in Florida or Illinois, or who have not selected a general dentist, but reside in Florida or Illinois, and all of the groups written by SafeGuard's indemnity insurance subsidiary whose contracts are based in the states of Delaware, Georgia, Florida, Illinois,

Kentucky, Maryland, Ohio, South Carolina, Pennsylvania, and Wisconsin. Additional states may be added to the Florida Market from time to time at the sole discretion of SafeGuard.

     3.3     Bonuses.
             -------

          3.3.1 Employee shall be entitled to an annual bonus of up to Two Hundred Seventy Thousand Dollars ($270,000) each calendar year. The bonus earned shall be equal to Twenty Percent (20%) of the increase, if any, in the Florida Market's earnings before interest and income and franchise taxes ("EBIT") (with each component of EBIT to be calculated in accordance with U.S. generally accepted accounting principles consistently applied) for the current calendar year compared to the prior calendar year. An example of the methodology to be used by the parties to calculate EBIT is set forth on Exhibit A to this Agreement. The bonus determined pursuant to
                   ---------
     this  Section  3.3  shall  be  payable  as  provided  in  this Section 3.3.
           ------------                                             -----------

          3.3.2 For purposes of this Agreement, EBIT shall include all revenue and direct health care expenses directly attributable to the members enrolled in plans in the Florida Market and all other expenses of SafeGuard that are incurred solely for the benefit of the Florida Market, including but not limited to, any salary, bonus, and other benefits paid pursuant to this Section 3.3. The calculation of EBIT for any period prior
                       -----------
     to the Effective Date shall include the operations of Paramount, excluding any extraordinary bonuses paid to Employee in such period, any note forgiveness provided to Employee in such period, and any out-of-pocket expenses directly related to the transactions contemplated by the Purchase Agreement, including but not limited to, the Stay Bonuses, severance payments, and legal fees.

          3.3.3 In the event an administrative function is performed by SafeGuard Florida or Paramount for the Florida Market on the Effective Date but is thereafter transferred to SafeGuard's corporate services center, SafeGuard will charge to the Florida Market an administrative fee attributable to such function that will not exceed the cost incurred by SafeGuard to perform such function. SafeGuard will allocate costs to the Florida Market in good faith and in a manner consistent with the allocation of costs for purposes of the audited financial statements of its subsidiaries and regulatory purposes.

          3.3.4 EBIT for 2001 shall be prorated over the number of months this Agreement is in effect for the 2002 calendar year. If the transaction represented by the Purchase Agreement closes by November 30, 2002, the base for determining the increase in EBIT subject to bonus for the 2002 calendar year, shall be 1/12th of the combined Paramount and SafeGuard's EBIT for the Florida Market for the 2001 calendar year (as adjusted by this Section
                                                                         -------
     3.3)  times  the  number of full months remaining in the 2002 calendar year
     ---
     after the Closing Date. Actual EBIT for the Florida Market for the same remaining months of the 2002 calendar year will be compared for purposes of this partial year calculation. The same concept will apply in the final year if a partial calendar year under the Agreement. The annual maximum bonus will also be so prorated, based on the number of months worked by Employee in the calendar year.

          3.3.5     For  purposes  of  computing any bonus to be paid under this
     Section  3.3,  unless SafeGuard and Employee agree otherwise, EBIT shall be
     ------------
     adjusted for any acquisitions or divestitures that occur. Any adjustment for an acquisition shall be made by combining the operations of the acquisition that relate to the Florida Market with the operations of the Florida Market for purposes of determining EBIT for the calendar year prior to the calendar year in which the transaction occurs and EBIT for the calendar year in which the transaction occurs. Any adjustment for a divestiture shall be made by disregarding the operations of the divestiture that relate to the Florida Market for purposes of determining EBIT for the calendar year prior to the calendar year in which the transaction occurs and the EBIT for the calendar year in which the transaction occurs.

          3.3.6     SafeGuard  shall  pay  the  bonus  to Employee within thirty
     (30) days after the issuance of SafeGuard's audited financial statements for the prior year (but in any event, not later than one hundred twenty
     (120) days after SafeGuard's year-end), subject to applicable federal income tax withholding, and shall deliver to Employee with the payment a complete and accurate statement showing how EBIT was calculated for the year (the "EBIT STATEMENT"). Employee shall have the right, at its own expense, upon reasonable notice and during normal business hours, to have a representative examine SafeGuard's and SafeGuard Florida's books and records for the purpose of verifying the accuracy of the EBIT Statement.

     3.4     Benefits.  Subject  to satisfaction of all eligibility requirements
             ---------
that are applicable to executive employees of SafeGuard, Employee and his dependents shall be entitled to and shall receive any and all benefits generally available to executive employees of SafeGuard, including participation in health, dental, vision, life insurance and retirement plans.

     3.5     Indemnification.  SafeGuard  shall  indemnify  Employee to the same
             ----------------
extent as SafeGuard indemnifies its officers and directors, as provided in SafeGuard's by-laws on the date of this Agreement. This Section 3.5 shall
                                                               -----------
survive  a  termination  of  this  Agreement.

4. EXPENSES. SafeGuard authorizes Employee to incur reasonable and necessary expenses for promoting the business of SafeGuard Florida according to the policies of SafeGuard applicable to executives of SafeGuard. Such expenses will be reimbursed upon submission of properly supported expense reports which are subject to the approval of SafeGuard's Chief Operating Officer (the "COO"), which approval will not be unreasonably withheld.

5.     EXTENT  OF  SERVICES;  VACATION.

     5.1 During the term of Employee's employment under this Agreement, except during customary vacation periods and periods of illness, Employee shall devote full-time energy and attention during regular business hours to the benefit and business of SafeGuard Florida as may be reasonably necessary in performing the Employee's duties pursuant to this Agreement. Notwithstanding the foregoing, the Employee may (i) serve on corporate, trade association, civic, religious or charitable boards or committees, (ii) deliver lectures, fulfill speaking engagements or teach at educational institutions, and (iii) manage personal investments, so long as such activities do not interfere with the performance of the Employee's duties and responsibilities and do not create a conflict of interest. Employee shall pre-clear with the COO any speaking engagements that will discuss SafeGuard or SafeGuard Florida in any respect.

     5.2 Employee shall be entitled to four (4) weeks of paid vacation during any calendar year and a pro rata portion in the initial and final years if partial years. Such vacation shall be taken at such times as are mutually agreed upon by Employee and the COO. It is agreed by the parties hereto that there shall be no carry-over of unused vacation in excess of two (2) weeks from any calendar year to the next calendar year while this Agreement is in effect.

6.     TERMINATION  BY  SAFEGUARD.

     6.1 SafeGuard may terminate Employee and this Agreement at any time for any reason Without Cause upon sixty (60) days advance written notice. Employee shall be entitled to continue to receive his base salary for one (1) year following the effective date of termination or the remainder of the term of this Agreement, whichever is less, paid in accordance with SafeGuard's standard payroll polices and procedures, if (a) Employee is terminated Without Cause, (b) the Employee resigns his employment because the Employee is demoted from his position as president of SafeGuard Florida or his responsibilities are reduced significantly without his prior consent, or (c) the Employee resigns his employment because SafeGuard violates this Agreement and fails to cure the violation within thirty (30) days after notice from Employee. In addition, in any of such events, Employee shall be entitled to receive (i) a bonus for the part of a calendar year up to the effective date of termination if any is earned under the plan described in Section 3.3 which shall be paid at the time such
                                -----------
bonus would normally be paid; (ii) any reimbursement of expenses properly submitted pursuant to Section 4; and (iii) the benefits referred to in Section
                        ---------                                        -------
3.4  to  which Employee has a vested right under the terms and conditions of the
---
benefit  plans  pursuant  to  which  such  benefits  were  granted.

     6.2     SafeGuard  may  terminate  Employee  for  "Cause" which shall mean:

          6.2.1 (a) Employee's continuing and willful refusal or failure to perform any material duty with SafeGuard to the extent of his ability to do so (other than any failure due to physical or mental incapacity) after Employee has been given (i) written notice specifying in reasonable detail the nature of the duty that he failed to perform and referencing this provision of this Agreement, and (ii) a reasonable opportunity to comply with such duty on a going forward basis;

          6.2.2 The commission by Employee of an act of fraud or embezzlement or an act in material violation of his duties to SafeGuard or the conviction of Employee of a felony; or

          6.2.3 The death or "Permanent Disability" of Employee. For purposes of this agreement, Permanent Disability means Employee becomes physically or mentally disabled such that he is substantially unable to perform his duties under this Agreement and such disability continues for three (3) consecutive months.

Upon a termination under this Section 6.2, Employee shall be entitled to receive
                              -----------
(i) his Base Salary through the effective date of termination; (ii) any reimbursement of expenses properly submitted pursuant to Section 4; and (iii)
                                                            ---------
the  benefits  referred  to  in Section 3.4 to which Employee has a vested right
                                -----------
under the terms and conditions of the benefit plans pursuant to which such benefits were granted. No bonus will be paid for the calendar year in which the termination occurs, unless such termination is as a result of Section 6.2.3,
                                                                  -------------
in which case Employee shall be entitled to receive a bonus for the part of a calendar year up to the effective date of the termination if any is earned under the plan described in Section 3.3, which shall be paid at the time such bonus
                         -----------
would normally be paid. Termination of Employee by SafeGuard other than as expressly set forth in Section 6.2 for Cause shall be deemed to be a termination
                       -----------
of  employment  by  SafeGuard  "Without  Cause."

     6.3     Notice  of  Termination.  SafeGuard's termination of Employee shall
             ------------------------
be communicated by a written notice of termination delivered to Employee. For purposes of this Agreement, the notice of termination shall specify the termination provision of this Agreement relied upon to effect such termination and shall set forth in reasonable detail the specific facts and circumstances claimed to provide a basis for termination of Employee as well as the effective date of termination.

     6.4     No  Duty  to  Mitigate.  Employee shall not be required to mitigate
             -----------------------
the amount of any payment provided for in this Agreement by seeking other employment or otherwise, and any payments due Employee upon termination of employment shall not be reduced in respect of any other employment compensation received by Employee following such termination; provided, however, that such
                                                    --------  -------
payments may be terminated if SafeGuard shall have provided written notice to Employee of his violation of any provision of Section 8 or 9 and such violation
                                               ---------    -
caused  material  damage  to  SafeGuard's  or  SafeGuard  Florida's  business.

7. TERMINATION BY EMPLOYEE. At any time, upon sixty (60) days advance written notice of termination delivered to SafeGuard's Chief Operating Officer, Employee may voluntarily terminate his employment with SafeGuard and this Agreement. If Employee terminates his employment and this Agreement under this
Section  7,  he  will  be  entitled  to  receive (i) his Base Salary through the
----------
effective  date  of  termination;  (ii)  any  reimbursement of expenses properly submitted  pursuant  to Section 4; and (iii) the benefits referred to in Section
                        ---------                                        -------
3.4  to  which Employee has a vested right under the terms and conditions of the
---
benefit plans pursuant to which such benefits were granted. No prorated bonus will be paid.

8. CONFIDENTIAL INFORMATION. Employee agrees that he shall not, during the term of this Agreement, and for a period of three (3) years following its termination, absent SafeGuard's written consent, disclose to any person, or otherwise use or exploit any non-public proprietary or confidential information of SafeGuard and/or its affiliates, including without limitation trade secrets, customer lists, records of research, memoranda, proposals, reports, methods, processes, techniques, non-public financial information, contracts, negotiations, business plans and strategies, marketing data or other non-public information regarding SafeGuard and/or any of its affiliates, their business, properties or affairs ("CONFIDENTIAL INFORMATION") obtained by him at any time prior to or subsequent to the execution of this Agreement, except to the extent required by his performance of his assigned duties for SafeGuard , including its affiliates. Upon termination of employment, Employee shall surrender all Confidential Information and all other property belonging to SafeGuard and its subsidiaries, it being understood by Employee that such documents are the sole property of SafeGuard and that Employee shall not make any copies thereof. Additionally, the terms and conditions of this Agreement shall constitute
Confidential Information and shall not be disclosed by Employee except in accordance with this Section 8.
                        ---------

9.     NON-COMPETITION  AND  CONFLICTS  OF  INTEREST.

          9.1     Employee.  During  the  term of this Agreement and for two (2)
                  --------
     years after termination of this Agreement, Employee shall not work for, be a consultant to or provide any direct or indirect services to, nor make or cause to be made on his behalf, or maintain an investment in any business which is engaged, either in whole or in part, in any business which is competitive with or detrimental to any businesses of SafeGuard, or its subsidiaries, except that Employee may make or maintain an investment of no more than one percent (1%) of any outstanding class of capital stock of any publicly traded corporation, provided such class of capital stock is regularly traded by the public without prior written permission of SafeGuard. The Non-Competition provisions of this Section 9 shall terminate
                                                       ---------
     immediately upon a default on the Convertible Note issued in conjunction with the Purchase Agreement that is not cured within any applicable cure period and be of no further force or effect at any time after the expiration of the cure period applicable to such default.

          9.2     SafeGuard  and  its  Subsidiaries.  During  the  term  of this
                  ---------------------------------
     Agreement, SafeGuard and its subsidiaries other than SafeGuard Florida shall not directly or indirectly engage in a business similar to or competitive with the business of SafeGuard Florida in the State of Florida, except through SafeGuard Florida.

10. TAMPA RESIDENCE. The parties acknowledge that Employee resides in Tampa, Florida. SafeGuard agrees that the principal executive offices of the Florida Market will be based in Tampa, Florida during the term of this Agreement. Employee shall not be obligated to move his residence from Tampa, Florida or to travel from Tampa, Florida for extended time periods during the term of this Agreement.

11.     FACILITIES.  SafeGuard  shall  provide  Employee  with a fully-furnished office in Tampa, Florida. The facilities shall be generally available to Employee in the performance of Employee's duties pursuant to this Agreement, it being understood and contemplated by the parties that all equipment, supplies and office personnel required in the performance of Employee's duties under this Agreement shall be provided by and at the sole expense of SafeGuard. The expenses incurred in providing such facilities and personnel shall be expenses of the Florida Market for purposes of determining EBIT of the Florida Market pursuant to Section 3.
              ----------

12. SEVERABILITY. The provisions of this Agreement are severable. If a court of competent jurisdiction determines that any one or more provisions of this Agreement is invalid, void, or unenforceable, in whole or in part, it will be severed therefrom. The remaining provisions of this Agreement shall then continue in full force without being impaired or invalidated in any way.

13.     ASSIGNMENT;  BINDING  EFFECT.

     13.1     Assignability.  This Agreement may be assigned by SafeGuard to any
              --------------
successor to all or substantially all of the business and/or assets of SafeGuard or to a wholly-owned subsidiary of SafeGuard, although an assignment to a wholly-owned subsidiary will not relieve SafeGuard of its obligations under this Agreement. This Agreement, intending to secure the personal service of Employee, may not be assigned nor its duties delegated by Employee without the written consent of SafeGuard.

     13.2     SafeGuard's  Obligation  Upon Assignment or Succession.  SafeGuard
              -------------------------------------------------------
shall require any successor, whether direct or indirect, by purchase, merger, consolidation or otherwise, to all or substantially all of the business and/or assets of SafeGuard or assignee of this Agreement, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that SafeGuard would be required to perform it if no such succession had taken place.

14. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding on the parties and their respective successors and assigns. If Employee should die, any amounts payable to him hereunder, unless otherwise provided for herein, shall be paid in accordance with the terms of this Agreement to Employee's devisee, legatee, or other designee or, if there be no such designee, to Employee's estate.

15. ENTIRE AGREEMENT. This Agreement constitutes the entire understanding between the parties concerning the subject matter hereof. This Agreement supersedes all negotiations, prior discussions, and preliminary agreements. This Agreement may not be amended except in a writing executed by Employee and SafeGuard.

16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, regardless of the application of conflicts of laws principles.

17. NOTICES. All notices, requests, demands and other communication required or contemplated under this Agreement, shall be in writing and shall be deemed to have been duly given when delivered personally or when enclosed in a properly sealed and addressed envelope, registered or certified, return receipt requested, and deposited, postage prepaid, in the United States mail, or sent via a recognized overnight delivery service. Any notice to be given to either party shall be addressed to the parties' address as set forth herein, or at such other address as either party may hereafter designate in writing to the other from time to time.

18. WAIVER. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

19. CONSTRUCTION. Whenever herein the singular number is used, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders. The captions, section numbers, article numbers, and index appearing in this Agreement are inserted only as a matter of convenience and in no way define, limit, construe, or describe the scope or intent of such sections or articles of this Agreement nor in any way affect this Agreement.

20. ARBITRATION. Any dispute regarding any aspect of this Agreement or any act that allegedly has or would violate any provision of this Agreement must be submitted to arbitration in Hillsborough County, Florida, in accordance with the rules of the Judicial Arbitration and Mediations Service ("JAMS") as the exclusive remedy for such claim or dispute. Either party may invoke this clause by serving on the other, in writing, a request to arbitrate. Within thirty (30) days thereafter, either party may institute proceedings in superior court to enforce this clause. If the parties cannot mutually select a judge from the JAMS panel, the superior court shall make the selection. The decision of JAMS will be final and binding. The prevailing party in any such arbitration shall be entitled to reimbursement by the losing party for all reasonable costs and expenses incurred in enforcing this Agreement, including but not limited to reasonable attorneys' fees and expenses.





                      [SIGNATURES APPEAR ON THE NEXT PAGE.]

                              EMPLOYMENT AGREEMENT

                                 SIGNATURE PAGE

     The undersigned execute the Employment Agreement and authorize this signature page to be attached to a counterpart of the Employment Agreement executed by the other parties to the Employment Agreement.

Executed as of August 30, 2002

                                        "SAFEGUARD"

                                        SAFEGUARD HEALTH ENTERPRISES, INC.,
                                        a Delaware corporation


                                        By:  /s/  Stephen  J.  Baker
                                             -----------------------------------
                                             Stephen  J.  Baker
                                             Executive Vice President and Chief
                                             Operating  Officer


                                        By:  /s/  Ronald  I.  Brendzel
                                             -----------------------------------
                                             Ronald  I.  Brendzel
                                             Senior Vice President and Secretary


                                        Address:

                                        95  Enterprise,  Suite  100
                                        Aliso  Viejo,  California  92656-2605
                                        Attention: Executive Vice President and
                                        Chief  Operating  Officer

                              EMPLOYMENT AGREEMENT

                                 SIGNATURE PAGE

     The undersigned executes the Employment Agreement and authorize this signature page to be attached to a counterpart of the Employment Agreement executed by the other parties to the Employment Agreement.

Executed as of August 30, 2002


                                             "EMPLOYEE"




                                             /s/  Nicholas M. Kavouklis, DMD
                                             -----------------------------------
                                             Nicholas M. Kavouklis, DMD


                                             -----------------------------------
                                             Address


                                             -----------------------------------
                                             City, State, Zip Code


                                             -----------------------------------
                                             Employee's Social Security Number

                              EMPLOYMENT AGREEMENT

                                    EXHIBIT A

                          EBIT CALCULATION METHODOLOGY

Attachment A is an example of the EBIT calculation for the 2001 calendar year. The methodology used in this example will be used in calculating EBIT for each subsequent calendar year.